EXECUTION  COPY


          CONSENT AND WAIVER, dated as of January 1, 2000 (this "Waiver") to the Credit Agreement, dated as of January 28, 1998, (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among RELIANT BUILDING PRODUCTS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CHASE SECURITIES INC., as advisor and arranger (in such capacity, the "Arranger"), CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as documentation agent (in such capacity, the "Documentation Agent"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent").


                          W I T N E S S E T H :


          WHEREAS, the Borrower and the Lenders are parties to the Credit Agreement; and

          WHEREAS, the Borrower and the Lenders are parties to the Consent and Waiver (the "Consent and Waiver"), dated as of November 15, 1999 to the Second Amendment and Waiver (the "Second Amendment and Waiver"), dated as of October 1, 1999 to the Credit Agreement; and

          WHEREAS, the Borrower requests that the Lenders consent to an amendment of the terms and conditions of the consent contained in the Consent and Waiver; and

          WHEREAS, the Borrower requests that the Lenders waive compliance with certain financial covenants contained in the Credit Agreement; and

          WHEREAS, the Lenders are willing to give the requested consent and agree to the requested waiver, but only upon the terms and conditions contained herein;

          NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Consent. The Lenders hereby reaffirm their consent in the Consent and Waiver to the extension of the Waiver Termination Date (as defined in the Second Amendment and Waiver) to January 31, 2000, notwithstanding that subclause (i) of the provided further clause of Section II of the Consent and Waiver may not be satisfied.


II.        Waivers  to  the  Credit  Agreement

          1. Section 7.1(a) (Consolidated Leverage Ratio). The Lenders hereby waive, for the period from January 1, 2000 to and including January 31, 2000 only, any Default or Event of Default occurring solely because the Borrower exceeds the maximum Consolidated Leverage Ratio as at the end of the third fiscal quarter of Fiscal Year 2000 and thereafter to and including January 31, 2000.

          2. Section 7.1(b) (Consolidated Interest Coverage Ratio). The Lenders hereby waive, for the period from January 1, 2000 to and including January 31, 2000 only, any Default or Event of Default occurring solely because the Borrower does not meet the minimum Consolidated Interest Coverage Ratio for the period of four consecutive fiscal quarters ended with the third fiscal quarter of Fiscal Year 2000.

          3. Section 7.1(c) (Maintenance of Minimum EBITDA). The Lenders hereby waive, for the period from January 1, 2000 to and including January 31, 2000 only, any Default or Event of Default occurring solely because the Borrower does not meet the minimum Consolidated EBITDA for the period of four consecutive fiscal quarters ended with the third fiscal quarter of Fiscal Year 2000.

III.          General  Provisions

          1. Representations and Warranties. On and as of the date hereof and after giving effect to this Waiver, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof and pursuant to this Waiver.

          2. Conditions to Effectiveness. This Waiver shall become effective as of the date hereof upon receipt by the Administrative Agent of (a) counterparts of this Waiver, duly executed and delivered by the Borrower and the Required Lenders; (b) counterparts of the Acknowledgment and Consent hereto, duly executed and delivered by Keystone, Inc. and each Guarantor under the Guarantee and Collateral Agreement; and (c) $150,000 from the Borrower to be deposited by the Administrative Agent in a separate account and to be used solely for the purpose of reimbursing the Administrative Agent for its reasonable costs and expenses incurred in connection with the administration of the Credit Agreement.

          3. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The waivers provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Waiver).

          4. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          5. Counterparts. This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          6. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.



                                   RELIANT  BUILDING  PRODUCTS,  INC.


                                   By:  /s/ William K. Snyder
                                          Name:  William K. Snyder
                                          Title:  CFO & Sr. VP



                              CHASE  BANK  OF  TEXAS,  NATIONAL
                              ASSOCIATION,  as  Administrative  Agent,
                              Swing  Line  Lender,  Issuing  Lender
                              and  as  a  Lender


                              By:  /s/ B.B. Wuthrich
                                     Name: B.B. Wuthrich
                                     Title:  Vice President




                                   BANKBOSTON,  N.A.


                                   By: /s/ CB Moore
                                        Name: CB Moore
                                        Title:  Vice President



                                   ING  HIGH  INCOME  PRINCIPAL
                                   PRESERVATION FUND HOLDINGS, LDC

                                   By:    ING  Capital  Advisors,  LLC
                                             as Investment  Advisor

                                   By: /s/ Kurt Wegleitner
                                        Name:  Kurt Wegleitner
                                        Title: Vice President





                                   NORTHERN  LIFE  INSURANCE
                                   COMPANY

                                   By:    ING  Capital  Advisors,  LLC
                                             as  Investment  Advisor

                                   By: /s/ Kurt Wegleitner
                                        Name: Kurt Wegleitner
                                        Title: Vice President




                                   BHF  (USA)  CAPITAL  CORPORATION


                                   By: /s/ Jeffrey Frost
                                        Name: Jeffrey Frost
                                        Title: Vice President


                                   By: /s/ Perry Forman
                                        Name: Perry Forman
                                        Title: Vice President




                                   CIBC,  INC.


                                   By: /s/ Lindsay Gordon
                                        Name: Lindsay Gordon
                                        Title: Executive Director




                                   KEY  CORPORATE  CAPITAL  INC.


                                   By: /s/ Mark R. Hursty
                                        Name: Mark R. Hursty
                                        Title: VP




                                   KZH  CYPRESSTREE-1  LLC


                                   By: /s/ Peter Chin
                                        Name: Peter Chin
                                        Title: Authorized Agent



                                 VAN  KAMPEN  CLO  II,  LIMITED
                                 By:  VAN  KAMPEN  MANAGEMENT
                                         INC.,  as  Collateral  Manager

                                 By: /s/ Darvin D. Pierce
                                        Name: Darvin D. Pierce
                                        Title: Vice President



                                  VAN  KAMPEN  PRIME  RATE  INCOME  TRUST

                                  By:  Van Kampen Investment Advisory Corp.


                                  By: /s/s Darvin D. Pierce
                                        Name: Darvin D. Pierce
                                        Title: Vice President




                             ACKNOWLEDGMENT AND CONSENT


     Each of the undersigned hereby consents to the foregoing Consent and Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Amendment:


                                   RBPI  HOLDING  CORPORATION


                                   By: /s/ William K. Snyder
                                   Title: V.P.


                                   RELIANT  BUILDING  PRODUCTS,  INC.


                                   By: /s/ William K. Snyder
                                   Title: CFO & Sr. V.P.


                                 RBP  OF  ARIZONA,  INC.


                                 By: /s/ William K. Snyder
                                 Title: V.P.




                                 RBP CUSTOM GLASS, INC.


                                 By: /s/ William K. Snyder
                                 Title: V.P.



                                 RBP OF TEXAS, INC.


                                 By: /s/ William K. Snyder
                                 Title: V.P.



                                 RBP TRANS, INC.


                                 By: /s/ William K. Snyder
                                 Title: V.P.



                                 LEVAN  BUILDIERS  SUPPLY,  INCORPORATED



                                 By: /s/ William K. Snyder
                                 Title: V.P.



                                 TIMBER  TECH,  INC.


                                 By: /s/ William K. Snyder
                                 Title: V.P.



                                 CFA  HOLDING  COMPANY


                                 By: /s/ William K. Snyder
                                 Title: V.P.


                                 CARE  FREE  ALUMINUM  PRODUCTS,  INC.


                                 By: /s/ William K. Snyder
                                 Title: V.P.


                                 ULTRA  BUILDING  SYSTEMS,  INC.


                                 By: /s/ William K. Snyder
                                 Title: V.P.


                                 ALPINE  INDUSTRIES,  INC.



                                 By: /s/ William K. Snyder
                                 Title: V.P.



                                 KEYSTONE,  INC.


                                 By:
                                 Title: